Fees Summary	Jan. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 230,000,000
Previously Paid Amount	0
Total Fee Amount	31,763
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering. The maximum aggregate amount of the offering is $230,000,000, which includes $30,000,000 aggregate principal amount of the 6.375% Junior Subordinated Notes due 2086 issuable upon the exercise in full of the underwriters’ option to cover over-allotments, if any.
Net Fee	$ 31,763
Narrative - Max Aggregate Offering Price	$ 230,000,000
Final Prospectus	true